EXHIBIT 10.2

AMENDMENT NO. 1
TO
AMENDED AND RESTATED SEVERANCE PROTECTION AGREEMENT

            This Amendment No. 1 (this “Amendment”), dated as of September 30, 2005, is made  by and between Vanguard Health Systems, Inc., a Delaware corporation (the “Company”), and Kent H. Wallace (the “Executive”).

            WHEREAS, the Company and the Executive executed a certain Amended and Restated Severance Protection Agreement (the “SPA”) dated as of September 23, 2004 , while Executive  was a Senior Vice President of the Company; and

            WHEREAS, in September 2005 the Executive was promoted and became the  President  and Chief Operating Officer of the Company and, as a result, the Board has authorized the Company to provide the Executive with  a higher level of severance payments under the SPA.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree that the SPA is amended as follows:

            1.         Defined Terms.  Except for those terms defined above, the definitions of capitalized terms used in this Amendment are as provided in the SPA.

            2.         Amendment to Section 6.  Section 6 of the SPA entitled “Severance Payments” is hereby amended by deleting the percentage  “250%” found on the fourth  line of clause (a) of Section 6.1 and replacing such deleted “250%” with the percentage of “300%”.

            3.         Ratification.  All other provisions of the SPA remain unchanged and are hereby ratified by the Company and the Executive.

            IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by  its duly authorized officer and the Executive has executed this Amendment, each as of the day and year first set forth above.

                                                                                                                        Vanguard Health Systems, Inc.

                                                                                                                        By:/s/ Ronald P. Soltman
                                                                                                                              Ronald P. Soltman
                                                                                                                             Executive Vice President

                                                                                                                        Executive:

                                                                                                                        /s/ Kent H. Wallace
                                                                                                                         Kent H. Wallace